Q4’25 Investor Presentation February 3, 2026

2 NON-GAAP FINANCIAL MEASURES This presentation contains references to non-GAAP measures. Adjusted EBITDA (Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization) is defined as operating income excluding: (1) stock-based compensation expense; (2) depreciation; and (3) acquisition-related items consisting of (i) amortization of intangible assets and impairments of goodwill and intangible assets, if applicable, and (ii) gains and losses recognized on changes in the fair value of contingent consideration arrangements, if applicable. Adjusted EBITDA excluding Certain Items is defined as Adjusted EBITDA excluding certain: (1) severance-related costs; (2) lease termination gains; (3) lease impairments. We believe this measure is useful for analysts and investors because it can enhance the comparability of Adjusted EBITDA trends between periods and we use it for that purpose internally. Adjusted EBITDA excluding Certain Items has certain limitations because it excludes the impact of the expenses referenced above.The reconciliations between GAAP measures and non-GAAP measures are included in the Appendix to this presentation, including reconciliations for Adjusted EBITDA excl. Certain Items for People Inc. and IAC. FORWARD-LOOKING STATEMENTS This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipates," "estimates," "expects," "plans," “guidance” and "believes," among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to: the future financial performance of IAC and its businesses, business prospects and strategy, anticipated trends and prospects in the industries in which IAC’s businesses operate and other similar matters. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others: (i) our ability to compete with artificial intelligence (“AI”) technology and the disruption across marketing and publishing driven by AI-enabled search features, including Google AI Overviews, (ii) unstable market and economic conditions (particularly those that adversely impact advertising spending levels and consumer confidence and spending behavior), either generally and/or in any of the markets in which our businesses operate, as well as geopolitical conflicts, (iii) our ability to market our products and services in a successful and cost-effective manner, (iv) the visibility of our products and services in search results and related features, (v) changes in our relationship with (or policies implemented by) Google, (vi) the continued growth and acceptance of online products and services as effective alternatives to traditional products and services, (vii) our continued ability to develop and monetize versions of our products and services for mobile and other digital devices, (viii) the ability of our Digital business to successfully expand the digital reach of our portfolio of publishing brands, (ix) our continued ability to market, distribute and monetize our products and services through search engines, digital app stores, advertising networks and social media platforms, (x) risks related to our Print business including declining revenue, increases in paper and postage costs, reliance on a single supplier to print our magazines and potential increases in pension plan obligations, (xi) our ability to establish and maintain relationships with quality and trustworthy caregivers, (xii) our ability to access, collect, use and protect the personal data of our users and subscribers, (xiii) our ability to engage directly with users, subscribers, consumers and caregivers on a timely basis, (xiv) the ability of our Chairman and Senior Executive and certain members of his family to exercise significant influence over the composition of our board of directors, matters subject to stockholder approval and our operations, (xv) risks related to our liquidity and indebtedness (the impact of our indebtedness on our ability to operate our business, our ability to generate sufficient cash to service our indebtedness and interest rate risk), (xvi) our inability to freely access the cash of People Inc. and its subsidiaries, (xvii) dilution with respect to investments in IAC, (xviii) our ability to compete, (xix) our ability to build, maintain and/or enhance our various brands, (xx) our ability to protect our systems, technology and infrastructure from cyberattacks (including cyberattacks experienced by third parties with whom we do business), (xxi) the occurrence of data security breaches and/or fraud, (xxii) increased liabilities and costs related to the processing, storage, use and disclosure of personal and confidential user information, (xxiii) the integrity, quality, efficiency and scalability of our systems, technology and infrastructure (and those of third parties with whom we do business), (xxiv) changes in key personnel and risks related to leadership transitions and (xxv) changes to our capital deployment strategy. Certain of these and other risks and uncertainties are described in IAC’s filings with the Securities and Exchange Commission (the “SEC”), including the most recent Annual Report on Form 10-K filed with the SEC on February 28, 2025, and subsequent reports that IAC files with the SEC. Other unknown or unpredictable factors that could also adversely affect IAC's business, financial condition and results of operations may arise from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. MARKET AND INDUSTRY DATA This presentation includes market and industry data and other information derived from our own research as well as from publicly available sources, including filings by other companies, third-party reports, and industry publications. Such data and information are included for informational purposes only. We have not independently verified this data, and we do not make any representation or warranty as to its accuracy or completeness. We do not claim ownership of, or responsibility for, any data obtained from public filings or third-party sources. NO OFFER OR SOLICITATION This presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities of IAC. This presentation also does not constitute an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. TRADEMARKS This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Our Game Plan: Continued Progress

IAC

Core Business Execution

People Inc.

- Industry-leading digital publisher
- 14% Digital revenue growth in Q4'25
- $331M FY'25 Adjusted EBITDA excluding Certain Items[1]

MGM RESORTS INTERNATIONAL

- Market leader with multiple growth drivers
- IAC owns 65.8M shares

IAC Corporate cost rationalization

Capital Allocation

$337M of IAC buybacks since the beginning of 2025, including $37M since Q3 Earnings[2]

10% of IAC equity repurchased since beginning of 2025

$40M purchase of 1M shares of MGM in Q4

M&A

feedfeed

Catalysts

Spins

Angi spin-off in 2025; IAC's 10th fully independent company

Strategic Divestitures

A streamlined and focused IAC with People Inc. and MGM stake as the core assets

[1] Excludes approximately $41 million of net gains from amendments of a lease to surrender certain office space early in Q1 2025 and Q3 2025 and $15 million in severance-related costs in Q3 2025.
[2] As of 2/2/2026

IAC 3

4 We Are Trading at a Substantial Discount Market Value as of (2/2/2026) IAC Share Price $37.02 Shares Outstanding¹ (M): 77.9 Equity Value $2.9B Less: MGM Stake (@ $33.48/sh)2 ($2.2)B Less: IAC Cash3 ($0.7)B Implied Private Holdings Value: $0.0B 1 Fully Diluted Shares Outstanding as of 2/2/2026 2 IAC has approximately $1B in NOLs to offset against the MGM taxable unrealized gain as of 2/2/2026 3 IAC cash and cash equivalents balance as of 12/31/2025, excluding People Inc. 4 Revenue and Adjusted EBITDA excluding Certain Items for the twelve months ended 12/31/2025 5 Calculated as Net Debt/Adjusted EBITDA excluding Certain Items. People Inc. net debt and leverage as of 12/31/2025 6 Revenue and Adjusted EBITDA for the twelve months ended 12/31/2025 $1.1B Digital Revenue $331M of Adj. EBITDA excluding Certain Items4 $1.16B Net Debt 3.5x Leverage5 $347M of Revenue $47M of Adj. EBITDA6 ~$600M of combined basis Investors Are Effectively Acquiring These Private Holdings for Free

Q4 Financial Performance

People Inc.

($ in M)	Q4 2024	Q4 2025	Growth
Revenue			
Advertising	$192	$210	9%
Performance marketing	86	101	17%
Licensing and other	32	44	36%
Total Digital	$311	$355	14%
Print	218	168	(23%)
Intersegment eliminations	(6)	(11)	(77%)
Total Revenue	**$522**	**$512**	**(2%)**
Adjusted EBITDA (excl. Certain Items)[1,2]			
Digital	$127	$138	9%
Print	29	13	(56%)
Other	(13)	(9)	33%
Total Adjusted EBITDA (excl. Certain Items) [1,2]	**$143**	**$142**	**(1)%**

[1] Q4 2024 excludes $13M of severance-related costs driven by headcount reductions to better align the business with strategic growth priorities, Digital $4M, Print $6M, Corporate $3M.
[2] Reconciliations of all GAAP to non-GAAP measures are available in the appendix.
[3] FY 2025 excludes a $41M net gain from an amendment of a lease, which provided for the surrender of certain office space early, partially offset by $15M of severance-related costs driven by headcount reductions to better align the business with strategic growth priorities.

Q4 Highlights:

- 14% Digital revenue growth, the highest y/y growth in 5 quarters
- Digital Adjusted EBITDA excluding Certain Items up 9% with incremental Digital Adjusted EBITDA excluding Certain Items margins of 26%[1,2]
- Signed AI content partnerships with Meta and Microsoft
- Completed Feedfeed acquisition

FY Highlights

- $1.1B of Digital revenue up 10% y/y and $331M of Total Adjusted EBITDA excluding Certain Items[2,3]
- Digital Adjusted EBITDA excluding Certain Items of $315M with a 28% Adjusted EBITDA excluding Certain Items margin[2,3]

IAC 5

$115 $127 $138 $0 $20 $40 $60 $80 $100 $120 $140 Q4'23 Q4'24 Q4'25 $284 $311 $355 $0 $50 $100 $150 $200 $250 $300 $350 Q4'23 Q4'24 Q4'25 Digital continues to deliver results in Q4 6 Q4 Digital Adj EBITDA excl. Certain Items1,2 Q4 Digital Revenue 9%12% ’23-’25 CAGR’23-’25 CAGR ($M) ($M) $315M for FY’25, 14% 2YR CAGR $1,108M for FY’25, 11% 2YR CAGR 1 Excludes Q4 2024: $4M of severance-related costs driven by headcount reductions to better align the business with strategic growth priorities. 2 A reconciliation of People Inc. Digital Operating Income to People Inc. Digital Adjusted EBITDA excluding Certain Items is available in the appendix. “The Intern” Sexiest Man Alive Nine consecutive quarters of Digital revenue growth and 12% 2YR CAGR Events $116

1,032 1,474 1,409 1,223 853 612 2,255 2,327 2,021 0 500 1,000 1,500 2,000 2,500 Q4'23 Q4'24 Q4'25 All Other Google Search • Growing Digital revenue at a 12% CAGR despite 50% decline in Google Search referrals since 2023 • AI Overviews appear on nearly 70% of top People Inc. queries 11,450 14,761 21,109 - 5,000 10,000 15,000 20,000 25,000 Q4'23 Q4'24 Q4'25 Off Platform Views +17% (M) -29% -5% ‘23-’25 CAGR Q4 Audience Trends 7 Core Sessions Off-Platform Views +36% ‘23-’25 CAGR 1 (M) • Driving substantial growth around new content experiences across platforms • Our brands reach large and rapidly expanding audiences across Meta, Apple News, TikTok, YouTube 54% 37% 1 AI Overviews Penetration is an internally-sourced metric that tracks the presence of AI Overviews on the top 10,000 People Inc. search keywords 2 Reflects Off-Platform Views from Core Brands 2 30% 54% 37%

$194 $211 $218 $89 $100 $136 $284 $311 $355 $0 $50 $100 $150 $200 $250 $300 $350 Q4'23 Q4'24 Q4'25 Sessions-Based Revenue Non-Sessions-Based Revenue Q4 Digital Revenue Growth 8 People Inc. Q4 Digital Revenue ($M) 38% 32% Non-Sessions- Based Revenue Sessions- Based Revenue Includes: ▪ Advertising revenue ▪ Traditional direct-sold display ▪ Programmatic advertising ▪ ~75% of Performance Marketing revenue ▪ 62% revenue ▪ 4% y/y growth 32% ▪ 38% revenue ▪ 37% y/y growth Includes: ▪ Advertising revenue ▪ Social and native, events, sponsorships, email ▪ D/Cipher+ ▪ Licensing revenue ▪ ~25% of Performance Marketing revenue 90 1 7

MGM: Market Leader Trading at a Discount 9 Compelling Equity Investment Increasingly the center of entertainment and sports Digital Opportunity Large Share of Unique Market in Las Vegas Less than 3x Implied MGM Resorts EV/Adjusted EBITDA Multiple1 Undervalued Properties Over 50M MGM Reward members Direct Relationship with Consumers Brazil Venture Capital Allocation MGM repurchased ~45% of its shares since the beginning of 20211 International Gaming Osaka, Japan Dubai 1 As reported on the MGM Resorts International Q3 2025 Earnings Call on October 29th 2025, see management commentary for details regarding MGM’s resort operations. Assumes removal of the value of MGM China at market value and assignment of a consensus value to the BetMGM North America venture.

IAC Q4 Financial Performance 10 ($ in M) Q4 2024 Q4 2025 Growth Revenue People Inc. $522 $512 (2%) Care.com 94 86 (9%) Search 89 29 (68%) Emerging & Other 17 20 18% Intersegment eliminations (0) (0) 53% Total Revenue $721 $646 (10%) Adjusted EBITDA excl. Certain Items Q4 2024 Q4 2025 Growth People Inc.1,2 $143 $142 (1%) Care.com 8 19 135% Search 6 0 (96%) Emerging & Other (7) 3 NM Corporate (27) (23) 18% Total Adjusted EBITDA excl. Certain Items1,2 $123 $142 15% Q4 Highlights: • Capital Allocation • $37M in IAC share buybacks • Purchased an additional 1M shares of MGM for $40M • Care.com • Consumer revenue declined 4% for second straight quarter following 9% declines in 1H’25; Enterprise down 13% • Solid profitability with 22% Adjusted EBITDA margins • Emerging & Other – 18% revenue growth and $10M Adjusted EBITDA improvement driven by: • The Daily Beast and Vivian Health • Elimination of costs related to a legacy business legal matter settled in Q3 2025 1 Q4 2024 excludes $13M of severance-related costs driven by headcount reductions to better align the business with strategic growth priorities. 2 A reconciliation of People Inc. Operating Income to People Inc. Adjusted EBITDA excluding Certain Items is available in the appendix.

2026 Guidance 11 ($ in M) FY 2026 Outlook1,2 Adjusted EBITDA People Inc. $310-$340 Care.com 45-55 Search (5)-10 Emerging & Other 0-10 Corporate (90-80) Total Adjusted EBITDA $260-$335 Stock-based compensation expense (55-50) Depreciation (30-25) Amortization of intangibles (80-70) Total Operating income $95-$190 1 As of Q4 2025 Earnings on 2/3/2026 2 Guidance assumes no future expenses such as severance, transactions costs or non-cash lease impairments. Full Year 2026 Observations • People Inc. • Expect both Digital revenue and Digital Adjusted EBITDA to grow mid-to-high single-digits in 2026 • Corporate expenses expected to exceed Print Adjusted EBITDA by $15M due to estimated Google litigation expense • In aggregate, guiding to $310-$340M of consolidated People Inc. Adjusted EBITDA • Care.com – Return to revenue growth in 2026 • Search – Uncertain future given the disruptions in the search ecosystem and potential Google contract changes • Emerging & Other – Revenue and Adjusted EBITDA growth driven by Vivian Health and The Daily Beast

Reducing the number of shares outstanding from 85M to 78M 12 Repurchased 10% of Our Shares Since the Beginning of 2025 $179M $200M $300M $337M 70M 80M 90M Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 S h a re s O u ts ta n d in g Cumulative spend on share repurchases as of the date of quarterly earnings release

13 Appendix

IAC Reconciliation of Q4 Operating Income (Loss) to Adjusted EBITDA 14 1 Q4 2024 consists of $13M of severance-related costs driven by headcount reductions at People Inc. to better align the business with strategic growth priorities. Three Months Ended December 31, 2025 ($ in M, rounding differences may occur) Operating Income (Loss) Stock-based Compensation Expense Depreciation Amortization of Intangibles Goodwill impairment Adjusted EBITDA Digital $112 $3 $4 $18 - $138 Print 8 0 1 4 - 13 Other (14) 4 1 - - (9) Total People Inc. $106 $8 $6 $22 - $142 Care.com (191) 1 0 1 207 19 Search 0 - - - - 0 Emerging & Other 3 1 0 - - 3 Corporate (31) 7 2 - - (23) Total ($113) $16 $9 $23 $207 $142 Three Months Ended December 31, 2024 ($ in M, rounding differences may occur) Operating Income (Loss) Certain Items 1 Operating Income (Loss) excluding Certain Items Stock-based Compensation Expense Depreciation Amortization of Intangibles Adjusted EBITDA excluding Certain Items Digital $90 $4 $94 $2 $4 $26 $127 Print 17 6 23 0 1 5 29 Other (20) 3 (17) 3 1 - (13) Total People Inc. $87 $13 $100 $6 $6 $31 $143 Care.com 3 - 3 1 2 1 8 Search 6 - 6 - - - 6 Emerging & Other (7) - (7) 0 - - (7) Corporate (41) - (41) 12 2 - (27) Total $48 $13 $61 $20 $10 $32 $123

People Inc. reconciliation of FY Operating Income (Loss) to Adjusted EBITDA excl. Certain Items 15 1 Consists of approximately $41 million of net gains from amendments of a lease to surrender certain office space early in Q1 2025 and Q3 2025, partially offset by $15 million in severance-related costs in Q3 2025. Twelve Months Ended December 31, 2025 ($ in M, rounding differences may occur) Digital Print Other Total Operating Income (Loss) $207 $29 ($23) $213 Stock-based compensation expense 12 2 15 28 Depreciation 15 5 7 27 Amortization of intangibles 75 15 - 89 Adjusted EBITDA $307 $50 ($1) $357 Certain Items 8 6 (40) (26) Adjusted EBITDA excluding Certain Items $315 $56 ($41) $331 1

People Inc. reconciliation of FY Digital Operating Income margin to Adjusted EBITDA excl. Certain Items margin 16 1 Consists of approximately $8 million in severance-related costs in Q3 2025. Twelve Months Ended December 31, 2025 ($ in M, rounding differences may occur) Digital Revenue $1,108 Digital Operating Income 207 Digital Operating Income margin 19% Certain Items 8 Digital Operating Income excluding Certain Items $215 Digital Operating Income margin excluding Certain Items 19% Stock-based compensation expense 12 Depreciation 15 Amortization of intangibles 75 Digital Adjusted EBITDA excluding Certain Items $315 Digtal Adjusted EBITDA excluding Certain Items margin 28% 1

People Inc. Reconciliation of Net Debt 17 ($ in M, rounding differences may occur) December 31, 2025 Cash and cash equivalents $284 Total principal balance of long-term debt 1,441 Net Debt $1,157

People Inc. reconciliation of Q4 Digital Operating (Loss) Income to Digital Adjusted EBITDA excl. Certain Items 181 Consists of $4M of severance-related costs driven by headcount reductions to better align the business with strategic growth priorities. Three Months Ended December 31, ($ in M, rounding differences may occur) 2023 2024 2025 Digital Operating (Loss) Income ($6) $90 $112 Stock-based compensation expense 2 2 3 Depreciation 7 4 4 Amortization of intangibles 113 26 18 Digital Adjusted EBITDA $116 $123 $138 Certain Items 1 - 4 - Digital Adjusted EBITDA excluding Certain Items $116 $127 $138

People Inc. reconciliation of Q4 Operating Income margin to Adjusted EBITDA margin excl. Certain Items 19 Three Months Ended December 31, ($ in M, rounding differences may occur) 2024 2025 Digital Revenue $311 $355 Digital Operating Income 90 112 Digital Operating Income margin 29% 32% Certain Items 1 4 - Digital Operating Income excluding Certain Items 94 112 Digital Operating Income margin excluding Certain Items 30% 32% Stock-based compensation expense 2 3 Depreciation 4 4 Amortization of intangibles 26 18 Digital Adjusted EBITDA excluding Certain Items $127 $138 Digital Adjusted EBITDA margin excluding Certain Items 41% 39% Incremental Digital Revenue 44 Incremental Digital Adjusted EBITDA excluding Certain Items 11 Incremental Digital Adjusted EBITDA margin excluding Certain Items 26% 1 Consists of $4M of severance-related costs driven by headcount reductions to better align the business with strategic growth priorities.

Care reconciliation of FY Operating Loss to Adjusted EBITDA 20 ($ in M, rounding differences may occur) Twelve Months Ended December 31, 2025 Operating Loss ($171) Stock-based compensation expense 4 Depreciation 3 Amortization of intangibles 4 Goodwill Impairment 207 Adjusted EBITDA $47

Care reconciliation of Q4 Operating Loss margin to Adjusted EBITDA margin 21 Three Months Ended December 31, 2025 ($ in M, rounding differences may occur) Revenue $86 Operating Loss (191) Operating Loss margin (223%) Stock-based compensation expense 1 Depreciation 0 Amortization of intangibles 1 Goodwill Impairment 207 Adjusted EBITDA $19 Adjusted EBITDA margin 22%